VARIABLE INTEREST ENTITIES (Notes)	12 Months Ended
Dec. 31, 2014
VARIABLE INTEREST ENTITIES [Abstract]
Variable Interest Entity Disclosure [Text Block]

4.	VARIABLE INTEREST ENTITY ("VIE")

In February 2014, through our own wholly-owned subsidiaries, we entered into sale and leaseback agreements with wholly-owned subsidiaries of ICBC Finance Leasing Co. Ltd ("ICBC").  The ICBC lessor entities are wholly-owned, newly formed special purpose vehicles ("SPVs").

In October 2014, one of our consolidated subsidiaries sold the Golar Glacier to Hai Jiao 1410 Limited ("1401 Limited"), an ICBC SPV. The purchase consideration for this sale reflected the market value of the vessel as of the delivery date which was valued at $204.0 million. Upon closing, we received $185.6 million with the remaining balance to be deferred and netted off against the termination payment when we opt to buy back the vessel. This vessel was simultaneously chartered back over a period of 10 years. We have several options to repurchase the vessels during the charter periods with the earliest from the fifth year of the bareboat charter, and purchase options and obligations to purchase the assets at the end of the 10 years lease period.

The table below gives a summary of the sale and leaseback arrangement, as of December 31, 2014:

Vessel	Effective from	Sales value (in $ millions)	First repurchase option (in $ millions)	Month of first repurchase option	Last repurchase option* (in $ millions)	Month of last repurchase option*
Golar Glacier	October 2014	204.0	173.8	October 2019	142.7	October 2023

*For the Golar Glacier, ICBC has a purchase option exercisable at the end of the lease term by which the vessel may be sold to us for a fixed price of $135.1 million or $116.7 million if net of the deferred purchase consideration.

While we do not hold any equity investment in 1401 Limited, we concluded that 1401 Limited is a variable interest entity. In that assessment, our analysis included both quantitative and qualitative considerations as to whether we have the variable interest in 1401 Limited and whether the variable interest entity consolidation model applies. Our assessment of the quantitative analysis is based on the equity structure and our rights and obligations resulting from the agreement and while our qualitative analysis focuses on the nature of the investment, the purpose and design of a legal entity, organizational structure including decision-making ability and relevant financial agreements.

We assessed that we are the primary beneficiary of this VIE as we are expected to absorb the majority of the VIE’s losses and residual gains associated with the Golar Glacier. Accordingly, this VIE is consolidated in our results. We did not record any gains from the sale of the vessel, as she continues to be reported as an asset at her original cost in our consolidated balance sheet at the time of the transaction and subsquently. The equity attributable to ICBC in the VIE is included in non-controlling interests in our consolidated results. As at December 31, 2014, the vessel is reported under "Vessels and equipment, net" in our consolidated balance sheet.

The bareboat charter hire is set at a fixed daily net rate of $46,850. A summary of the bareboat charter for the Golar Glacier is shown below.

	2014 (in $ thousands)	2015 (in $ thousands)	2016 (in $ thousands)	2017 (in $ thousands)	2018 (in $ thousands)
Golar Glacier	4,263	17,100	17,147	17,100	17,100

The long-term debt of 1401 Limited comprises of a ten year senior secured facility provided by ICBC bank of $153 million, which bears interest at LIBOR plus margin and a short term junior facility of $32.6 million, which bears fixed interest of 7%. The senior facility is repayable in semi-annual installments with a balloon payment at the end of the loan. The facilities are secured by a mortgage on this vessel. This debt is presented on our consolidated balance sheet as long-term debt. Cash and cash equivalents of 1401 Limited will be utilized primarily to repay its facilities.